                                                                     EX-99.H6(V)
                                                             Exhibit 23(h)(6)(v)

                                AMENDMENT NO. 14
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds, Inc.
    Corporate Income Fund (liquidated September 19, 1997)
    Enterprise Fund (liquidated September 19, 1997)
    Federal Bond Fund (liquidated September 19, 1997)
    New Pacific Fund
    U.S. Growth Fund
    Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
    Delaware Balanced Fund (formerly Delaware Fund)
    Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
    Blue Chip Fund (New)
    Decatur Equity Income Fund (formerly Decatur Income Fund)
    Growth and Income Fund (formerly Decatur Total Return Fund)
    Social Awareness Fund (formerly Quantum Fund) (New)
    Diversified Value Fund (New)

Delaware Group Equity Funds III, Inc. (formerly Trend)
    Trend Fund

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
    Capital Appreciation Fund (New)
    DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
    Small Cap Value Fund (formerly Value Fund)
    Retirement Income Fund (New)
    Mid-Cap Value Fund (New)
    Small Cap Contrarian Fund (New)

------------------
    *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
    Balanced Portfolio (New)
    Growth Portfolio (New)
    Income Portfolio (New)
    The Asset Allocation Portfolio (New)

Delaware Group Government Fund, Inc.
    Government Income Series (U.S. Government Fund )

Delaware Group Global & International Funds, Inc.
    Emerging Markets Fund (New)
    Global Equity Fund (formerly Global Assets Fund)
    Global Bond Fund
    International Equity Fund
    Global Opportunities Fund (formerly Global Equity Fund) (New)
    International Small Cap Fund (New)
    New Europe Fund (New)
    Latin America Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
    Delchester Fund
    High-Yield Opportunities Fund (New)
    Strategic Income Fund (New)
    Corporate Bond Fund (New)
    Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund
    U.S. Government Money Fund (liquidated December 18, 1998)

Delaware Pooled Trust, Inc.
    The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth
             Portfolio)
    The Large-Cap Value Equity Portfolio
             (formerly The Defensive Equity Portfolio)
    The Mid-Cap Value Equity Portfolio (formerly The Small/Mid-Cap Value
             Equity Portfolio and The Defensive Equity Small/Mid-Cap Portfolio)(New)
    The Defensive Equity Utility Portfolio (deregistered January 14, 1997) The Emerging Markets Portfolio (New)
    The Intermediate Fixed Income Portfolio
             (formerly The Fixed Income Portfolio)
    The Global Fixed Income Portfolio
    The High-Yield Bond Portfolio (New)
    The International Equity Portfolio
    The International Fixed Income Portfolio (New)
    The Labor Select International Equity Portfolio
    The Limited-Term Maturity Portfolio (New)

    The Real Estate Investment Trust Portfolio
    The Global Equity Portfolio (New)
    The Real Estate Investment Trust Portfolio II (New)
    The Diversified Core Fixed Income Portfolio (New)
    The Aggregate Fixed Income Portfolio (New)
    The Small-Cap Growth Equity Portfolio (New)
    The Growth and Income Portfolio (New)
    The Small Cap Value Equity Portfolio (New)

Delaware Group Premium Fund, Inc.
    Capital Reserves Series
    Cash Reserve Series
    Convertible Securities Series (New)
    Decatur Total Return Series
    Delaware Series
    Delchester Series
    Devon Series (New)
    Emerging Markets Series (New)
    DelCap Series
    Global Bond Series (New)
    International Equity Series
    Social Awareness Series (formerly Quantum Series) (New)
    REIT Series (New)
    Strategic Income Series (New)
    Trend Series
    Small Cap Value Series (formerly Value Series)
    Aggressive Growth Series (New)

Delaware Group Tax-Free Fund, Inc.
    Tax-Free Insured Fund
    Tax-Free USA Fund
    Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
    Tax-Free Pennsylvania Fund
    Tax-Free New Jersey Fund (New)
    Tax-Free Ohio Fund (New)

Voyageur Funds, Inc.
    Voyageur US Government Securities Fund (New)

Voyageur Insured Funds, Inc.
    Arizona Insured Tax Free Fund (New)
    Colorado Insured Fund (New)
    Minnesota Insured Fund (New)
    National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
    Arizona Limited Term Tax Free Fund (New)
    California Limited Term Tax Free Fund (New)
    Colorado Limited Term Tax Free Fund (New)
    Minnesota Limited Term Tax Free Fund (New)
    National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
    California Insured Tax Free Fund (New)
    Florida Insured Tax Free Fund (New)
    Florida Tax Free Fund (New)
    Kansas Tax Free Fund (New)
    Missouri Insured Tax Free Fund (New)
    New Mexico Tax Free Fund (New)
    Oregon Insured Tax Free Fund (New)
    Utah Tax Free Fund (New)
    Washington Insured Tax Free Fund (New)

Voyageur Investment Trust II
    Florida Limited Term Tax Free Fund (New) (liquidated November 18, 1998)

Voyageur Mutual Funds, Inc.
    Arizona Tax Free Fund (New)
    California Tax Free Fund (New)
    Iowa Tax Free Fund (New)
    Idaho Tax Free Fund (New)
    Minnesota High Yield Municipal Bond Fund (New)
    National High Yield Municipal Bond Fund (New)
    National Tax Free Fund (New)
    New York Tax Free Fund (New)
    Wisconsin Tax Free Fund (New)

Voyageur Mutual Funds II, Inc.
    Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund (New)
    Growth Stock Fund (New)
    International Equity Fund (New)
    Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
    Minnesota Tax Free Fund (New)
    North Dakota Tax Free Fund (New)

Dated as of March 1, 1999

DELAWARE SERVICE COMPANY, INC.



By: _________________________________________________
    David K. Downes
    President, Chief Executive Officer and Chief Financial Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.



By: _________________________________________________
    Jeffrey J. Nick
    Chairman


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